EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Henry County Plywood Corporation (the "Company") on Form 10-Q for the period ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Lilja, Treasurer, Secretary, Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY(Signature)                         /s/ David Lilja
(Name and Title)                      David Lilja,
                                      Treasurer, Secretary, Director
                                      and Chief Financial Officer
(Date)                                September 24, 2008














                                  End of Filing